                                                                      Exhibit 20



                          KEY AUTO FINANCE TRUST 1997-2
             MONTHLY STATEMENT TO NOTEHOLDERS AND CERTIFICATEHOLDERS
                          Servicer: Key Bank USA, N.A.
                    Indenture Trustee: Bankers Trust Company
                  Owner Trustee: Chase Manhattan Bank Delaware


Collection Period:   March 1, 1998 to March 31, 1998
Distribution Date:   April 15, 1998


Statement for Class A, Class B and Class C Noteholders and Certificateholders                 Per $1,000 of Original
Pursuant to Section 5.6 of the Sale and Servicing Agreement                                   Class A/B/C Note Amount
                                                                                               or Certificate Amount
                                                                                             --------------------------
(i)   Principal Distribution
          Class A-1 Note Amount                                                   45,221,961.85                    168.7386636
          Class A-2 Note Amount                                                            0.00                      0.0000000
          Class A-3 Note Amount                                                            0.00                      0.0000000
          Class A-4 Note Amount                                                            0.00                      0.0000000
          Class A-5 Note Amount                                                            0.00                      0.0000000
          Class A-P Note Amount                                                            0.00                      0.0000000
          Class B  Note Amount                                                             0.00                      0.0000000
          Class C  Note Amount                                                             0.00                      0.0000000
          Certificates Amount                                                              0.00                      0.0000000


(ii)  Interest Distribution
          Class A-1 Note Amount                                                      745,733.24                      2.7825867
          Class A-2 Note Amount                                                      658,900.00                      4.9916667
          Class A-3 Note Amount                                                      762,500.00                      5.0833333
          Class A-4 Note Amount                                                      758,500.00                      5.1250000
          Class A-5 Note Amount                                                      790,625.00                      5.2083333
          Class A-P Note Amount                                                      640,625.00                      5.1250000
          Class B  Note Amount                                                       334,005.00                      5.2500000
          Class C  Note Amount                                                       134,662.50                      5.5416667
          Certificates Amount                                                        115,920.00                      6.7083333


(iii) Total Pool Balance of Notes and Certificates (end of Collection Period)    920,142,201.11


(iv)  Class A-1 Notes Balance (end of Collection Period)                         108,142,201.11
      Class A-1 Pool Factor (end of Collection Period)                                                               0.4035157
      Class A-2 Notes Balance (end of Collection Period)                         132,000,000.00
      Class A-2 Pool Factor (end of Collection Period)                                                               1.0000000
      Class A-3 Notes Balance (end of Collection Period)                         150,000,000.00
      Class A-3 Pool Factor (end of Collection Period)                                                               1.0000000
      Class A-4 Notes Balance (end of Collection Period)                         148,000,000.00
      Class A-4 Pool Factor (end of Collection Period)                                                               1.0000000

                          KEY AUTO FINANCE TRUST 1997-2
             MONTHLY STATEMENT TO NOTEHOLDERS AND CERTIFICATEHOLDERS
                          Servicer: Key Bank USA, N.A.
                    Indenture Trustee: Bankers Trust Company
                  Owner Trustee: Chase Manhattan Bank Delaware


Collection Period:   March 1, 1998 to March 31, 1998
Distribution Date:   April 15, 1998


Statement for Class A, Class B and Class C Noteholders and Certificateholders                 Per $1,000 of Original
Pursuant to Section 5.6 of the Sale and Servicing Agreement                                   Class A/B/C Note Amount
                                                                                               or Certificate Amount
                                                                                             --------------------------
        Class A-5 Notes Balance (end of Collection Period)                       151,800,000.00
        Class A-5 Pool Factor (end of Collection Period)                                                             1.0000000
        Class A-P Notes Balance (end of Collection Period)                       125,000,000.00
        Class A-P Pool Factor (end of Collection Period)                                                             1.0000000
        Class B Notes Balance (end of Collection Period)                          63,620,000.00
        Class B Pool Factor (end of Collection Period)                                                               1.0000000
        Class C Notes Balance (end of Collection Period)                          24,300,000.00
        Class C Pool Factor (end of Collection Period)                                                               1.0000000
        Certificates Balance (end of Collection Period)                           17,280,000.00
        Certificates Pool Factor (end of Collection Period)                                                          1.0000000


(v)  Basic Servicing Fee                                                             786,582.38                      0.7520158


(vi)   Aggregate Realized Losses                                                   2,469,753.94
       Aggregate Net Losses                                                        1,612,531.37


(vii)   Reserve Account Balance after Giving Effect to Payments                   36,107,915.97
       Made on Distribution Date
        Specified Reserve Account Balance after Giving Effect to Payments         36,107,915.97
       Made on Distribution Date
        Distribution to Seller from Reserve Account                                        0.00
        Draws on Reserve Account                                                          (0.00)
        Deposits to Reserve Account                                                        0.00
        Class C Reserve Account Balance after Giving Effect to Payments            5,229,826.00
       Made on Distribution Date
        Specified Class C Reserve Account Balance after Giving Effect to           5,229,826.00
       Payments Made on Distribution Date
        Distribution to Seller from Class C Reserve Account                                0.00
        Draws on Class C Reserve Account                                                   0.00
        Deposits to Class C Reserve Account                                                0.00


(viii)  Class A-1 Notes Interest Carryover Shortfall                                       0.00                      0.0000000
        Class A-2 Notes Interest Carryover Shortfall                                      (0.00)                     0.0000000
        Class A-3 Notes Interest Carryover Shortfall                                       0.00                      0.0000000
        Class A-4 Notes Interest Carryover Shortfall                                       0.00                      0.0000000
        Class A-5 Notes Interest Carryover Shortfall                                       0.00                      0.0000000
        Class A-P Notes Interest Carryover Shortfall                                       0.00                      0.0000000
        Class B Notes Interest Carryover Shortfall                                         0.00                      0.0000000
        Class C Notes Interest Carryover Shortfall                                         0.00                      0.0000000
        Certificates Interest Carryover Shortfall                                          0.00                      0.0000000

                          KEY AUTO FINANCE TRUST 1997-2
             MONTHLY STATEMENT TO NOTEHOLDERS AND CERTIFICATEHOLDERS
                          Servicer: Key Bank USA, N.A.
                    Indenture Trustee: Bankers Trust Company
                  Owner Trustee: Chase Manhattan Bank Delaware


Collection Period:   March 1, 1998 to March 31, 1998
Distribution Date:   April 15, 1998


Statement for Class A, Class B and Class C Noteholders and Certificateholders                 Per $1,000 of Original
Pursuant to Section 5.6 of the Sale and Servicing Agreement                                   Class A/B/C Note Amount
                                                                                               or Certificate Amount
                                                                                             --------------------------
         Class A-1 Notes Principal Carryover Shortfall                                     0.00                      0.0000000
         Class A-2 Notes Principal Carryover Shortfall                                     0.00                      0.0000000
         Class A-3 Notes Principal Carryover Shortfall                                     0.00                      0.0000000
         Class A-4 Notes Principal Carryover Shortfall                                     0.00                      0.0000000
         Class A-5 Notes Principal Carryover Shortfall                                     0.00                      0.0000000
         Class A-P Notes Principal Carryover Shortfall                                     0.00                      0.0000000
         Class B Notes Principal Carryover Shortfall                                       0.00                      0.0000000
         Class C Notes Principal Carryover Shortfall                                       0.00                      0.0000000
         Certificates Principal Carryover Shortfall                                        0.00                      0.0000000


(ix)  Additional Principal Distributable Amount                                    4,021,006.33


(x)    Aggregate Purchase Amount of Receivables Repurchased by the Seller                  0.00
       or purchased by Servicer


(xi)  Delinquent Contracts
                                                                                   Number                    Balance
                                                                            ----------------------------------------------------
           30-59 Days                                                               1096                           11,699,641.18
           60-89 Days                                                               247                             2,456,073.11
           90 Days or More                                                          311                             3,367,692.02



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